PROJECT PROFILE
Morningside Court Apartments Chicago, IL

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust is helping to finance the $56.4 million acquisition and substantial rehabilitation of the Morningside Court Apartments (“Morningside Court”) in Chicago. The 11-story midrise apartment features 171 units, all affordable. Morningside Courts, located in the heart of the Rogers Park Neighborhood, will undergo an extensive renovation to modernize the building and amenities, including energy efficient appliances and lighting. This independent senior living home boasts an on-site fitness center, a spacious community room that acts as a library and a game room, and on-site laundry facilities, parking, and maintenance.

HIT ROLE	The HIT is providing $27.6 million in financing primarily through the purchase of a AAA rated tax-exempt construction to permanent bond issued by the Illinois Housing Development Authority (IHDA) and backed by a loan insured under the HUD HFA Risk-Share program. Morningside Court, the HIT’s 58th project in Chicago and 109th in Illinois, is part of the HIT’s Midwest@Work Initiative.

PARTNERS	Lender: IHDA Developer: Related Midwest

SOCIAL IMPACT	In addition to creating the union construction jobs and economic benefits shown below, all 171 units at Morningside Court are covered by a Section 8 Housing Assistance Payment contract to subsidize rents for elderly residents at or below 60% of the Area Median Income. Residents will benefit from the project’s proximity to multiple modes of public transportation, including the Morse, Jarvis, and Loyola metro stations located within a mile of the building and three bus lines within half a mile. The project also provides incredible walkability scoring a 91 on Walk Score – a “Walker’s Paradise”. Rogers Park, directly adjacent to where Morningside Court is located, extends along the coast of Lake Michigan and provides residents with easy access to a multitude of scenic beaches and parks, such as the Loyola Beach.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $27.6 Million	Total Development Cost $56.4 Million	171 Units of Housing (100% affordable)	105,240 Hours of Union Construction Work Generated	$5.5 Million Tax revenue generated	$36.1 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of May 31, 2021. Economic impact data is in 2021 dollars and all other figures are nominal.

PROJECT PROFILE | Morningside Court Apartments – Chicago, IL
“We are pleased to be partnering with HIT on another Chicago project. Morningside Court Apartments will generate good union jobs and deliver high quality affordable housing for senior citizens in the community as we recover from the pandemic.”

— Ralph Affrunti
President
Chicago & Cook County Building and Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio- hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

5/2021

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com